Exhibit 32.1

CERTIFICATION OF
PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT of 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Li Yuan, Chief Executive Officer of China Xuefeng Environmental Engineering Inc., hereby certify, that, to my knowledge:

1.	The Quarterly Report on Form 10-Q for the quarter ended August 31, 2013, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.
The information contained in such Quarterly Report on Form 10-Q for the quarter ended August 31, 2013, fairly presents, in all material respects, the financial condition and results of operations of China Xuefeng Environmental Engineering Inc.

Date: October 21, 2013

By: /s/ Li Yuan
Li Yuan Chief Executive Officer (Principal Executive Officer)